Amounts due from/to related companies	12 Months Ended
Dec. 31, 2011
Related Party Transaction, Due From (To) Related Party [Abstract]
Amounts Due From (To) Related Companies [Text Block]
15.	Amounts due from/to related companies

The related companies are controlled by certain of the Company’s directors including Huitian Tang, Chairman and Chief Executive Officer. These amounts are interest free, unsecured and repayable on demand.